UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2013, CHP Partners, LP, the operating partnership of CNL Healthcare Properties, Inc. (“we” or the “Company”) entered into an Agreement of Sale and Purchase (“Purchase Agreement”) with Jefferson Equity Partners, LLC (“JEP”), Oak Hill Partners, LLC (“OHP”), Knoxville Equity Partners, LLC (“KEP”) and Emory Development Partners, LLC (“EDP”), each a Tennessee limited liability company (each a “Seller” and, collectively, the “Sellers”), to acquire a portfolio of medical professional office properties located in Tennessee (collectively, the “Medical Office Properties”). The Medical Office Properties consist of: (i) JEP’s interests in 11 of 15 condominium units in a medical office building known as Jefferson Medical Commons and located in Jefferson City, Tennessee, together with JEP’s interests as landlord in the leases of such units; (ii) OHP’s interest in a medical office facility known as the Physicians Regional Medical Center Central Wing Annex and located in Knoxville, Tennessee, together with OHP’s interest in an air rights lease for the lease of the air parcel in which such facility is located and OHP’s interests as landlord in related leases of such facility; (iii) KEP’s interest in a medical office building known as North Knoxville Medical Commons, located in Powell, Tennessee, together with KEP’s leasehold interest in a related ground lease for the parcel on which such building is located and KEP’s interests as landlord in related leases of such building; and (iv) EDP’s interest in a medical office building known as North Knoxville Medical Commons Plaza B, located in Powell, Tennessee, together with EDP’s leasehold interest in a related ground lease for the parcel upon which such building is located and EDP’s interests as landlord in related leases of such building.

The aggregate purchase price for the Medical Office Properties is approximately $54.5 million. In connection with the proposed purchase, our operating partnership has paid a $2 million earnest money deposit, which will be held in escrow and applied to the purchase price at closing, or refunded to us if we terminate the agreement before the end of the specified due diligence period. If we do not terminate the agreement before the end of the specified due diligence period, the earnest money deposit will be non-refundable.

We currently are conducting our due diligence investigation of the Medical Office Properties. The closing is subject to certain contingencies, including satisfactory results from our due diligence investigation and a condition, that requires that we close on all or none of the Medical Office Properties. There can be no assurance that any or all of these conditions will be satisfied or that we will close on the purchase of the Medical Office Properties on the terms set forth above or otherwise. Assuming that outstanding contingencies are satisfied, we anticipate that the closing of the Medical Office Properties will take place in July 2013.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.cnlhealthcareproperties.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2013		CNL HEALTHCARE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer